SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549


                                Form 8-K

                             CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 23, 2001
                                                 --------------
                                WesBanco, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


       West Virginia               0-8467                55-0571723
-----------------------------------------------------------------------
(State or other jurisdiction      (Commission        (IRS Employer
     of incorporation)             File Number)      Identification No.)


1 Bank Plaza, Wheeling, WV                              26003
---------------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code    (304) 234-9000
                                                    -----------------

Former name or former address, if changed since last report  Not Applicable
                                                            ----------------

Item 5.  Other Events

     On July 23, 2001, WesBanco announced second quarter 2001 earnings and regulatory notification. WesBanco's banking subsidiary, WesBanco Bank, Inc., has received preliminary notification from its bank regulatory agency, the Federal Reserve Bank of Cleveland, of a downgrading of the bank's Community Reinvestment Act rating.


Item 7.  Financial Statements and Exhibits

(b) Exhibits

        99 - Press release dated July 23, 2001, announcing WesBanco's second quarter 2001 earnings and regulatory notification.


Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WesBanco, Inc.
                                          --------------
                                          (Registrant)


July 23,  2001                            /s/ Edward M. George
--------------                            -------------------------
      Date                                Edward M. George
                                          President & Chief Executive Officer